Exhibit 99.1

Investor Relations Contact:

Leslie Green

Green Communications Consulting, LLC

(650) 312-9060

leslie@greencommunicationsllc.com

NetLogic Microsystems Announces Record Second Quarter 2008 Financial Results

•	Q2 FY 2008 Net Revenues: $36.5 million; 41% increase from second quarter 2007

•	Q2 FY 2008 GAAP Net Income: $2.3 million; $0.10 per share (diluted)

•	Q2 FY 2008 Non-GAAP Net Income: $9.2 million; $0.40 per share (diluted)

MOUNTAIN VIEW, Calif. – July 24, 2008 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors and high-speed integrated circuits, today announced financial results for its second quarter ended June 30, 2008.

Revenue for the second quarter of 2008 was $36.5 million, a 6.9 percent sequential increase from $34.2 million for the first quarter of 2008 and a 41.4 percent increase from $25.8 million for the second quarter of 2007.

Second quarter 2008 net income, determined in accordance with generally accepted accounting principles (GAAP), was $2.3 million or $0.10 per diluted share. By comparison, GAAP net income was $1.1 million or $0.05 per diluted share for the first quarter of 2008. GAAP net income included stock-based compensation expense, the amortization of intangible assets, and a fair value inventory adjustment. Excluding these items, non-GAAP net income for the second quarter of 2008 was $9.2 million or $0.40 per diluted share, compared with $0.38 per diluted share for the first quarter of 2008.

Management Qualitative Comments

“This is an exciting time for us,” said Ron Jankov, president and CEO. “We see near-term and long-term product cycles driving our record revenues and record levels of design wins and activity. Enterprise and Carrier networks are continuing to heavily invest in the development and deployment of next-generation, intelligent IP-based networks, which often incorporate our knowledge-based processors and advanced physical layer solutions as fundamental elements of their design. Our nearly flawless engineering execution and industry-leading product portfolio has allowed us to win a significant number of key designs at the top communications equipment companies around the world. We believe that we are well positioned to be able to deliver solid long-term revenue and profit growth as these designs continue to ramp into volume production over the next several years.”

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

Recent Highlights

•

NetLogic Microsystems announced production shipment of the NL91024 processor, the second member of its fifth-generation “hybrid” knowledge-based processor family. The NL91024 device integrates 128 high-performance knowledge-based processing engines, which is double that of the previously announced NL9512 device. In addition, the NL91024 processor features an enhanced Intelligent Load Balancing Engine (ILBE) to efficiently allocate multiple tasks and communicate among all the 128 knowledge-based processing engines. The knowledge-based processing engines and ILBE are tightly coupled with the Company’s advanced Sahasra™ Algorithmic Engines to dramatically lower the power consumption of search processing in the NL91024 “hybrid” knowledge-based processor.

•

The company’s NL7000 family of knowledge-based processors were selected by ALAXALA Networks for ALAXALA’s high-end AX7800 router and switch that will be shipped into leading carriers in Japan and South Korea for the migration to next-generation networks (NGN).

•

NetLogic Microsystems also announced the new NLP2040 and NLP3040 PHY devices, the industry’s first quad-port 10 Gigabit Ethernet (10GbE) physical layer (PHY) devices that deliver the highest performance and lowest power consumption for next-generation switches, routers and blade servers addressing the data center, enterprise networking, storage and service provider markets.

•

The company was named to FORTUNE Small Business magazine’s eighth annual list of the 100 fastest growing public companies in America. NetLogic Microsystems was one of only three semiconductor companies that received the honor.

•

Following the announcement of the availability and successful customer design win momentum of the NLS205 family of NETL7™ knowledge-based processors in April, NetLogic Microsystems achieved first pass silicon success during the second quarter and began sampling its single chip Layer 7 solutions. Customer feedback has been very positive and the company expects to work with its customers to bring these initial designs to production early next year. The NLS205 family is the industry’s first single-chip content processing solution that is capable of scaling from 250 Megabits per second (Mbps) to 2.5 Gigabits per second (Gbps) line-rate performance without requiring external memory. The NLS205 family of processors is targeted at high-volume applications such as security and networking systems for small and medium-sized businesses and datacenter servers.

Conference Call

NetLogic Microsystems will hold its second quarter 2008 financial results conference call today at 2:00 p.m. Pacific time. To listen to the conference call, dial 800.659.1966 ten minutes prior to the start of the call, using the passcode 71282554. International callers, dial 617.614.2711. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial 888.286.8010 and enter passcode 68760434. International callers dial 617.801.6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the web site for three months.

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high-performance knowledge-based processors and high-speed integrated circuits that accelerate the delivery of voice, video, data and multimedia content for advanced enterprise, datacenter, communications and mobile wireless networks. NetLogic Microsystems’ products include high-performance knowledge-based processors, application-aware content processors, 10-Gigabit Ethernet interconnects and network search engines that are being deployed by Tier 1 original equipment manufacturers (OEMs) in leading systems such as routers, switches, wireless infrastructure equipment, network security appliances, datacenter servers, network access equipment and network storage devices. NetLogic Microsystems’ knowledge-based processors and content processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. NetLogic Microsystems’ products significantly enhance the performance and functionality of next-generation networks that are designed to deliver high-definition video delivery over the Internet (IPTV), media-rich content over advanced mobile wireless services, voice transmission over the Internet (VoIP) and network security applications. For more information about products offered by NetLogic Microsystems, call +1-650-961-6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo, NETLite, Sahasara and NETL7 are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Revenue	$36,543	$25,835	$70,723	$49,246
Cost of revenue*	15,982	9,249	31,365	18,100

Gross profit	20,561	16,586	39,358	31,146

Operating expenses:
Research and development*	12,357	10,886	24,563	20,934
Selling, general and administrative*	6,245	4,561	12,709	8,521

Total operating expenses	18,602	15,447	37,272	29,455

Income from operations	1,959	1,139	2,086	1,691
Interest and other income, net	258	1,291	745	2,462

Income before income taxes	2,217	2,430	2,831	4,153
(Benefit from) provision for income taxes	(115)	92	(628)	178

Net income	$2,332	$2,338	$3,459	$3,975

Net income per share - Basic	$0.11	$0.11	$0.16	$0.19

Net income per share - Diluted	$0.10	$0.11	$0.16	$0.18

Shares used in calculation - Basic	21,390	20,691	21,277	20,548

Shares used in calculation - Diluted	22,529	21,773	22,214	21,628

* Includes the following amounts of stock-based compensation (in thousands):

	Three months ended		Six months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Cost of revenue	$326	$143	$606	$334
Research and development	1,777	2,223	3,795	4,293
Selling, general and administrative	1,171	1,173	2,574	2,187

Total	$3,274	$3,539	$6,975	$6,814

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, fair value adjustments of acquired inventory, and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We excluded stock-based compensation expense which is non-cash in nature and is difficult to predict as its valuation is affected by market forces that are not within the control of management. We also exclude amortization of intangibles, and fair value adjustments related to acquired inventory, as they are considered non-cash in nature and unrelated to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated July 24, 2008 that the Company has submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(IN THOUSANDS)

(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
GAAP net income	$2,332	$2,338	$3,459	$3,975
Reconciling items:
Stock-based compensation	3,274	3,539	6,975	6,814
Amortization of intangible assets	3,325	325	6,650	650
Fair value adjustment related to acquired inventory	268	—	788	—

Non-GAAP net income	$9,199	$6,202	$17,872	$11,439

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO

NON-GAAP DILUTED NET INCOME PER SHARE

(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
GAAP net income per share - Diluted	$0.10	$0.11	$0.16	$0.18
Reconciling items:
Stock-based compensation	0.14	0.16	0.30	0.31
Amortization of intangible assets	0.14	0.01	0.29	0.03
Fair value adjustment related to acquired inventory	0.01	—	0.03	—
Difference in share count between diluted GAAP and diluted Non-GAAP Calculation	0.01	—	—	—

Non-GAAP net income per share - Diluted	$0.40	$0.28	$0.78	$0.52

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED

NET INCOME PER SHARE CALCULATION TO THE SHARES USED FOR

NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION

(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Shares used - Diluted (GAAP)	22,529	21,773	22,214	21,628
The effect of removing stock-based compensation expense under FAS 123(R) for non-GAAP presentation purpose	651	324	685	279

Shares used - Diluted (non-GAAP)	23,180	22,097	22,899	21,907

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN

(UNAUDITED)

	Three months ended				Six months ended
	June 30, 2008		June 30, 2007		June 30, 2008		June 30, 2007
Total GAAP gross margin	$20,561	56.3%	$16,586	64.2%	$39,358	55.7%	$31,146	63.2%
Reconciling items:
Stock-based compensation	326	0.9%	143	0.6%	606	0.9%	334	0.7%
Amortization of intangible assets	2,980	8.2%	325	1.3%	5,960	8.4%	650	1.3%
Fair value adjustment related to acquired inventory	268	0.7%	—	0.0%	788	1.1%	—	0.0%

Total Non-GAAP gross margin	$24,135	66.0%	$17,054	66.0%	$46,712	66.0%	$32,130	65.2%

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NetLogic Microsystems, Inc. Announces First Quarter Results

July 24, 2008

	June 30, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$73,678	$50,689
Accounts receivable, net	14,654	14,838
Inventory	16,085	12,938
Prepaid expenses and other current assets	14,257	12,702

Total current assets	118,674	91,167
Property and equipment, net	5,731	5,745
Goodwill	53,758	55,422
Intangible asset	46,187	52,837
Other assets	105	112

Total assets	$224,455	$205,283

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,184	$7,094
Accrued liabilities	11,580	13,286
Deferred revenue	2,143	317
Capital lease and other obligations, current	1,069	2,528

Total current liabilities	24,976	23,225
Capital lease obligations, long-term	356	—
Other liabilities	11,138	10,170

Total liabilities	36,470	33,395

Stockholders’ equity:
Common stock and additional paid-in capital	264,114	251,454
Accumulated other comprehensive loss	(30)	(8)
Accumulated deficit	(76,099)	(79,558)

Total stockholders’ equity	187,985	171,888

Total liabilities and stockholders’ equity	$224,455	$205,283

CONTACT: Green Communications Consulting, LLC

Leslie Green, 650-312-9060 (Investor Relations)

leslie@greencommunicationsllc.com

SOURCE: NetLogic Microsystems, Inc.